SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

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                               HAVEN BANCORP, INC.
                               -------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
                                       ---
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[HAVEN BANCORP LOGO]

                                                             PL CAPITAL GROUP
                                                             C/O PL CAPITAL, LLC
                                                             2015 SPRING ROAD
                                                             SUITE 290
                                                             OAK BROOK, IL 60523

FOR IMMEDIATE RELEASE:     APRIL 10, 2000

CONTACT: For Haven Bancorp, Inc. - Catherine Califano, S.V.P./C.F.O.,
                                    Haven Bancorp,
                                    Tel. (516) 683-4483
                                    Annette Esposito, F.V.P./Communications
                                    Director,
                                    Haven Bancorp,
                                    Tel. (516) 683-4231
            For PL Capital Group - Richard Lashley, Principal,
                                    Tel. (973) 635-1177
                                    John W. Palmer, Principal,
                                    Tel. (630) 928-0231

            HAVEN BANCORP AND PL CAPITAL GROUP RESOLVE THEIR DISPUTE RICHARD LASHLEY AND GARRETT GOODBODY JOIN HAVEN'S BOARD OF DIRECTORS

         Westbury, NY--Haven Bancorp, Inc. (Nasdaq: HAVN), the holding company for CFS Bank, and PL Capital Group (PL Capital) today announced the resolution of their dispute resulting in the appointment of Richard Lashley and Garrett Goodbody to the Boards of Directors of Haven and the Bank, which expand to include eleven members. PL Capital Group has withdrawn its proxy statement and agreed to vote their shares in favor of the Company's nominees for election to the Board of Directors at its Annual Stockholders' Meeting to be held May 17, 2000. Messrs. Lashley and Goodbody were appointed to the various committees of Haven and the Bank, and both will serve on the existing Special Committee of the Board of Directors formed to explore strategic alternatives for the Company. The Company will reimburse the PL Capital Group for all costs and expenses incurred in connection with the dispute. The announcement was made by Philip S. Messina, Chairman and Chief Executive Officer of Haven Bancorp/CFS Bank.

         "We are pleased that Messrs. Lashley and Goodbody have joined our Board of Directors, as we feel they will add a great deal of value to our Company and our shareholders," said Philip S. Messina, Chairman and Chief Executive Officer of Haven Bancorp/CFS Bank. "Their knowledge of the financial services industry adds another level of expertise to Haven Bancorp as we look forward to an exciting future for CFS Bank, our shareholders, our customers, and our employees," concluded Messina.

         Messrs. Lashley and Goodbody expressed their pleasure in joining Haven's Board and stated, "We are eager to work with the Haven Board of Directors and its management to develop strategies that will increase shareholder value".

         Richard Lashley is the co-founder and co-owner of PL Capital, an investment management and advisory firm which has been in existence since 1995. PL Capital is the general partner of the Financial Edge Fund, LP and the Financial Edge/Strategic Fund, LP, which invests primarily in thrifts, banks and other financial services companies. From 1984 to 1996, Lashley held various positions with KPMG Peat Marwick, the nation's largest professional services firm serving banks and thrifts. He has held several high-ranking positions with KPMG including Director of Financial Services Corporate Finance Practice and Assistant to the Director of National Banking and Finance Practice. He has extensive experience working with the Office of Thrift Supervision, Office of the Comptroller of the Currency, Securities and Exchange Commission, Financial Accounting Standards Board and the American Institute of Certified Public Accountants (AICPA). From 1992 through 1993, Lashley served as Assistant to the Chairman of the AICPA Savings Institution Committee in Washington. In the past seven years, Mr. Lashley has been a financial advisor in bank mergers with over $1.0 billion of value.

         Lashley holds a masters of business administration from Rutgers University and is a certified public accountant.

         Garrett Goodbody joins the Board of Directors with 29 years of global financial experience. He is currently managing partner of the international portfolio management and financial services firm of Goodbody Partners, LP. Since 1993, Mr. Goodbody has been an advisor in a series of critical international consulting engagements for leading financial institutions. From 1991 to 1993, Goodbody was president and CEO of New Milford Savings Bank. From 1985 to 1991, he served in various positions with Marine Midland Bank where he was ultimately Senior Executive Vice President for Corporate Lending. Previously, he served as regional president for all community banking activities in the Hudson Valley. Goodbody began his financial career in 1971 with Citibank, N.A., holding many international positions.

         Goodbody is a graduate of Yale College and Harvard Business School.

         Headquartered in Westbury, New York, Haven Bancorp, Inc. is the holding company for CFS Bank, a community-oriented institution offering deposit products, residential and commercial real estate loans and a full range of financial services including discount brokerage, mutual funds, annuities and insurance products through eight full-service banking offices and 62 supermarket branches located in New York City, Nassau, Suffolk, Rockland and Westchester counties, New Jersey and Connecticut. Haven provides auto, homeowners and business lines of insurance through its subsidiary, CFS Insurance Agency, Inc. The Bank's deposits are insured by the FDIC.

STATEMENTS MADE HEREIN THAT ARE FORWARD-LOOKING IN NATURE WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY. SUCH RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO, THOSE RELATED TO OVERALL BUSINESS CONDITIONS, PARTICULARLY IN THE CONSUMER FINANCIAL SERVICES, MORTGAGE AND INSURANCE MARKETS IN WHICH HAVEN OPERATES, FISCAL AND MONETARY POLICY, COMPETITIVE PRODUCTS AND PRICING, CREDIT RISK MANAGEMENT, CHANGES IN REGULATIONS AFFECTING FINANCIAL INSTITUTIONS AND OTHER RISKS AND UNCERTAINTIES DISCUSSED IN HAVEN'S SEC FILINGS, INCLUDING ITS 1999 FORM 10-K. HAVEN DISCLAIMS ANY OBLIGATION TO PUBLICLY ANNOUNCE FUTURE EVENTS OR DEVELOPMENTS, WHICH MAY AFFECT THE FORWARD-LOOKING STATEMENTS CONTAINED HEREIN.